VANGUARD(R) NEW JERSEY
TAX-EXEMPT FUNDS


Semiannual
May 31, 2000

Vanguard New Jersey
  Tax-Exempt Money
  Market Fund

Vanguard New Jersey
  Insured Long-Term
  Tax-Exempt Fund

[SHIP GRAPHIC]
[A MEMBER OF THE VANGUARD GROUP LOGO]

HAVE THE PRINCIPLES OF INVESTING CHANGED?
     In a world of frenetic change in business, technology, and the financial markets, it is natural to wonder whether the basic principles of investing have changed.
     We don't think so.
     The most successful investors over the coming decade will be those who began the new century with a fundamental understanding of risk and who had the discipline to stick with long-term investment programs.
     Certainly, investors today confront a challenging, even unprecedented, environment. Valuations of market indexes are at or near historic highs. The strength and duration of the bull market in U.S. stocks have inflated people's expectations and diminished their recognition of the market's considerable risks. And the incredible divergence in stock returns--many technology-related stocks gained 100% or more in 1999, yet prices fell for more than half of all stocks--has made some investors question the idea of diversification.
     And then there is the Internet. Undeniably, it is a powerful medium for communications and transacting business. For investors, the Internet is a vast source of information about investments, and online trading has made it inexpensive and convenient to trade stocks and invest in mutual funds.
     However, new tools do not guarantee good workmanship. Information is not the same as wisdom. Indeed, much of the information, opinion, and rumor that swirl about financial markets each day amounts to "noise" of no lasting significance. And the fact that rapid-fire trading is easy does not make it beneficial. Frequent trading is almost always counterpro-ductive because costs--even at low commission rates--and taxes detract from the returns that the markets provide. Sadly, many investors jump into a "hot" mutual fund just in time to see it cool off. Meanwhile, long-term fund investors are hurt by speculative trading activity because they bear part of the costs involved in accommodating purchases and redemptions.
     Vanguard believes that intelligent investors should resist short-term thinking and focus instead on a few time-tested principles:
o Invest for the long term. Pursuing your long-term investment goals is more like a marathon than a sprint.
o Diversify your investments with holdings in stocks, bonds, and cash investments. Remember that, at any moment, some part of a diversified portfolio will lag other parts, and be wary of taking on more risk by "piling onto" the best-performing part of your holdings. Today's leader could well be tomorrow's laggard.
o Step back from the daily frenzy of the markets; focus on your overall asset allocation.
o Capture as much of the market's return as possible by minimizing costs and taxes. Costs and taxes diminish long-term returns while doing nothing to reduce the risks you incur as an investor.


--------------------------------------------------------------------------------
CONTENTS
Report From The Chairma.........1       Fund Profiles................8

The Markets In Perspective......4       Performance Summaries.......11

Report From The Adviser.........6       Financial Statements........12
--------------------------------------------------------------------------------

All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.
"Standard & Poor's(R)," "S&P(R)," "S&P 500(R)," "Standard & Poor's 500," and "500" are trademarks of The McGraw-Hill Companies, Inc.
Frank Russell Company is the owner of trademarks and copyrights relating to the Russell Indexes.
"Wilshire 5000(R)" and "Wilshire 4500" are trademarks of Wilshire Associates Incorporated.

REPORT FROM THE CHAIRMAN

[PHOTO JOHN J. BRENNAN]


     Interest rates for most municipal bonds ratcheted higher during the six months ended May 31, 2000--the first half of Vanguard New Jersey Tax-Exempt Funds' fiscal year--and bond prices generally declined. In this environment, municipal bonds earned positive total returns, as price declines only partially offset the interest income earned during the period.
     For the half-year, our Insured Long-Term Tax-Exempt Fund earned a total return (capital change plus reinvested dividends) of 1.0%, and our Tax-Exempt Money Market Fund earned 1.7%. As you can see in the adjacent table, the returns of both funds topped those of their average peers.


---------------------------------------------------------------
                                               TOTAL RETURNS
                                             SIX MONTHS ENDED
                                               MAY 31, 2000
---------------------------------------------------------------
VANGUARD NEW JERSEY TAX-EXEMPT
         MONEY MARKET FUND                          1.7%
         (SEC 7-Day Annualized Yield: 3.88%)
Average New Jersey Tax-Exempt
         Money Market Fund*                         1.6
---------------------------------------------------------------
VANGUARD NEW JERSEY INSURED
         LONG-TERM TAX-EXEMPT FUND                  1.0%
Average New Jersey Municipal
         Debt Fund*                                 0.0
---------------------------------------------------------------
*Derived from data provided by Lipper Inc.

     The total return of the Insured Long-Term Tax-Exempt Fund is based on a decrease in net asset value from $11.19 per share on November 30, 1999, to $11.00 per share on May 31, 2000, and is adjusted for dividends totaling $0.302 per share paid from net investment income. The Tax-Exempt Money Market Fund's net asset value remained at $1.00 per share, as was expected but not guaranteed.
     For New Jersey residents, income earned by our funds is exempt from federal and New Jersey income taxes, but may be subject to local taxes and to the alternative minimum tax.
     On May 31, the Insured Long-Term Fund's yield stood at 5.51%, up from 5.07% at the end of November 1999; the Money Market Fund's yield was 3.88%, up from 3.34% six months earlier. For taxpayers in the highest federal income tax bracket (39.6%), the taxable equivalent yields at the end of the period were about 9.1% for the Insured Long-Term Fund and about 6.4% for the Money Market Fund.

THE PERIOD IN REVIEW
The U.S. economy expanded impressively during the six months ended May 31, but the terrific pace of economic growth stoked fears of higher inflation--and, thus, higher interest rates. These fears put pressure on the prices of both stocks and bonds, making it a volatile six months for stocks, particularly for technology shares, and a generally lackluster half-year for bonds.
     The Federal Reserve Board continued its campaign to head off inflation by hiking its target for short-term interest rates by a full percentage point during the half-year. The yield of the 10-year U.S. Treasury note rose only slightly, to 6.27% on May 31 from 6.19% six months earlier, and the yield of 3-month Treasury bills rose by 32 basis points (0.32 percentage point) to close the period at 5.62%. However, the yield of the benchmark 30-year Treasury bond fell from 6.29% on November 30, 1999, to 6.01% on May 31, 2000. This decline resulted from the decreasing supply of long-term Treasury debt--a development that drove prices higher and yields lower for the longest-term Treasuries.
     Yields of high-grade, long-term municipal bonds ended the half-year at 5.91%, up a tiny bit from 5.87% when the period began. Yields on top-grade (MIG-1) 3-month notes rose 35 basis points to 4.15% on May 31.
     Relative to U.S. Treasury bonds, longer-term municipal bonds are extremely attractive, particularly for investors in higher income tax brackets. On May 31, the yield of a high-grade, long-term municipal bond was equal to about 98% of the yield of the 30-year U.S. Treasury bond, whose interest is subject to federal income tax. The spread between long-term Treasury bonds and munis was unusually thin because of the heavy demand for--and, thus, lower yields of--long-term Treasuries. For securities with maturities of 10 years, the yield of municipal bonds was equal to about 85% of the yield of Treasuries, a proportion in line with the long-term historical rate.
     The U.S. stock market advanced during the six months, though as the period progressed investors' favor shifted toward value-oriented stocks and away from growth shares. The Wilshire 5000 Total Market Index, a measure of the entire U.S. stock market, gained 2.4% for the half-year. Among large-capitalization stocks, the returns of value stocks outpaced those of growth-oriented shares by nearly 2 percentage points (3.6% for the Standard & Poor's 500/BARRA Value Index; 1.9% for the S&P 500/BARRA Growth Index). The split was especially evident from March through May, when large value stocks gained 10.0% and large growth stocks slipped -0.4%.

PERFORMANCE OVERVIEW
Vanguard New Jersey Tax-Exempt Money Market Fund earned 1.7% for the six months, just ahead of the 1.6% return of our average peer. Our margin over our average competitor can be attributed to our much lower expenses, which give us a significant and sustainable advantage over funds that invest in similar securities.
     The 1.0% total return earned by the Insured Long-Term Tax-Exempt Fund during the half-year exceeded the return achieved by our average peer and matched that of the Lehman Brothers Municipal Bond Index, which exists outside the real world of operating expenses and transaction costs.
     Of course, a six-month return tells only part of the story of a bond fund's performance. It's important to note that semiannual returns for bond funds account for only half of the year's interest income, while prices fully and immediately reflect movements in interest rates--rising when rates fall and falling when rates rise. For perspective, it's important to consider a full year's interest income when evaluating a bond fund. During the 12 months ended May 31, 2000, our Insured Long-Term Tax-Exempt Fund recorded a negative total return of -1.4%, consisting of an income return of 5.1% and a price decline of -6.5%.
     Also, keep in mind that rising interest rates, which cause bond prices to fall, are not entirely bad news for fixed income investors. Money market yields and returns quickly adjust higher. And for long-term bonds, a rise in interest rates causes an immediate price decline, but the long-term effect can be beneficial because there is more income to reinvest at higher yields. Conversely, when interest rates drop, bond prices rise immediately, but over the long haul, lower rates diminish the income earned on reinvested dividends.
     Though bond prices can swing dramatically, over the long run it is interest income that accounts for virtually all of a bond fund's total return. As such, municipal bonds that now offer a yield of about 5.5% can provide a solid long-term return, particularly if inflation remains at relatively low levels.

     A key ingredient in our success is our significant cost advantage over similar funds. Our funds have annualized expense ratios (expenses as a percentage of average net assets) of about 0.20%, compared with the 1.01% charged by the average long-term New Jersey tax-exempt fund and the 0.66% charged by the average New Jersey tax-exempt money market fund. For our shareholders, the benefits of low costs are twofold. Our cost advantage provides us with a head start in our quest to outperform our competitors. Lower costs also allow our investment adviser, Vanguard Fixed Income Group, to select bonds with higher credit quality than those chosen by our peers, without a sacrifice in net yields.
     For Vanguard New Jersey Insured Long-Term Tax-Exempt Fund, our adviser invests primarily in bonds that carry private insurance guaranteeing the payment of principal and interest in the event that a bond issuer defaults on its debt obligations. Though these securities offer slightly lower gross yields than noninsured bonds, our low costs historically have more than made up the difference, allowing our fund to provide net returns that are fully competitive with those of lower-quality municipal bond portfolios.

IN SUMMARY
The argument for holding bonds as well as stocks in a balanced portfolio is an enduring one that is not based on past returns or projections of future returns. Fixed income investments add to a portfolio's diversification, and interest income is a valuable and durable component of total return that, when compounded over long periods, plays an important role in accumulating wealth. For New Jersey residents, the triple tax benefit of a New Jersey municipal bond fund can be especially valuable.
     History has taught us that investors who maintain balanced portfolios of well-diversified stock funds, bond funds, and money market funds generally find it easier to maintain their equilibrium in turbulent times. We urge you to base your investment plans on your own goals, time horizon, and risk tolerance--and then to stick with those plans over the long haul.

/S/
John J. Brennan
Chairman and Chief Executive Officer

June 14, 2000

--------------------------------------------------------------------------------
IN MEMORY
--------------------------------------------------------------------------------
It is with great sadness that I report the death of John C. Sawhill, an independent trustee of the fund and a member of The Vanguard Group's board of directors since 1991. John, an economist who was president and chief executive officer of The Nature Conservancy, died on May 18 at age 63. He was a senior lecturer at the Harvard Business School and had formerly served as president of New York University and as deputy secretary of the U.S. Department of Energy under President Jimmy Carter. John was a remarkable man who was full of energy, vigor, and life. His experience and wisdom added a great deal to Vanguard, and his death is a blow to everyone who knew and loved him. Though John's work on behalf of our funds was often carried on behind the scenes, he was a dedicated advocate for the best interests of our shareholders. He will be missed.

THE MARKETS IN PERSPECTIVE
SIX MONTHS ENDED MAY 31, 2000
Strong crosscurrents pushed and tugged at financial markets during the six months ended May 31, 2000. Positive influences included very strong economic growth and rising corporate profits. Negative factors included tighter monetary policy, higher inflation, and concerns about stock valuations.
     Interest rates rose in most segments of the bond market, and bond prices slipped. Stock prices rose slightly, on balance, although wide day-to-day price swings were frequent.
     Uncertainty in both the bond and stock markets centered on the surprising performance of the U.S. economy, which grew at a torrid 7.3% pace in the final three months of 1999 and at a still-robust 5.4% during the first quarter of
2000. With U.S. unemployment at around 4.0% of the workforce, the Federal Reserve Board continued to be concerned that inflation would worsen unless the economic expansion slowed. The Fed raised short-term interest rates by 0.25 percentage point in February and again in March, before boosting rates by 0.50 percentage point in mid-May. These boosts, following three quarter-percentage-point increases in 1999, took the Fed's target for short-term rates to 6.5%. By the end of May, some signs of slowing had emerged in the economy, although it was not certain that the Fed had finished applying the brakes.
     Evidence on inflation was ambiguous. The Consumer Price Index increased 1.8% and 3.1%, respectively, for the six- and twelve-month periods ended May 31, but much of the increase was due to higher energy and food prices. Core inflation, which excludes those sectors, was up a less-scary 2.4% during the twelve months ended May 31.

--------------------------------------------------------------------------------
                                                         TOTAL RETURNS
                                                      PERIODS ENDED MAY 31, 2000
                                             -----------------------------------
                                             6 MONTHS      1 YEAR       5 YEARS*
--------------------------------------------------------------------------------
STOCKS
        S&P 500 Index                          2.9%         10.5%         23.8%
        Russell 2000 Index                     5.5           9.9          13.5
        Wilshire 5000 Index                    2.4          10.7          22.3
        MSCI EAFE Index                        0.7          17.4          10.4
--------------------------------------------------------------------------------
BONDS
        Lehman Aggregate Bond Index            1.4%          2.1%          6.0%
        Lehman 10 Year Municipal Bond Index    0.7          -0.2           5.3
        Salomon Smith Barney 3-Month
         U.S. Treasury Bill Index              2.7           5.2           5.2
--------------------------------------------------------------------------------
OTHER
        Consumer Price Index                   1.8%          3.1%          2.4%
--------------------------------------------------------------------------------
*Annualized.


U.S. STOCK MARKETS
Optimism about long-term prospects for technology, media, and telecommunications companies dominated the equity markets through the first three months of the period. But sentiment shifted suddenly in mid-March, sending the tech and telecom groups sharply lower. The tech-heavy Nasdaq Composite Index, for example, registered a 41.1% return from November 30 through February 29, only to give back most of the gains over the next three months. End result: a 2.4% return for the six months ended May 31.
     The overall stock market, as measured by the Wilshire 5000 Index, also returned 2.4%. Value stocks, those characterized by above-average dividend yields and below-average price/earnings and price/book value ratios, enjoyed a resurgence beginning in mid-March.

For the full six months, the value components of both the large-capitalization S&P 500 Index and the small-cap Russell 2000 Index outperformed the indexes' growth components.
     Within the S&P 500, the half-year's best return was the 48% gain recorded by "other energy" stocks, including oil-drilling and services companies that benefited from a continuing rise in oil prices. The producer-durables sector gained 18%, largely because of big gains for a number of manufacturers of telecommunications gear and semiconductor testing and fabrication equipment. Technology stocks, which now account for about one-quarter of the total stock market's value, gained about 12% for the six months.
     Poor performers included the utilities sector (-14% return), which was hurt by downturns in several large telephone stocks, and many consumer staples (-9%) and consumer-discretionary (-6%) companies. Prices fell steeply for a number of high-profile retailers, beverage and food makers, tobacco companies, and entertainment enterprises.

U.S. BOND MARKETS
The Federal Reserve's influence on interest rates is strongest for short-term securities. Over the six months, the Fed pushed up the rate charged on overnight loans between banks by 1 percentage point to 6.5%. Yields of 3-month U.S. Treasury bills rose only one-third as far (0.32 percentage point, or 32 basis points), to 5.62%. And long-term Treasury yields moved even less. The 10-year Treasury note rose just 8 basis points to 6.27% as of May 31, and yields fell for very long-term Treasury bonds due to a cutback in issuance of new bonds. As a result of the shrinking supply of long-term bonds, the yield of the 30-year Treasury bond declined 28 basis points--from 6.29% to 6.01%--during the half-year.
     Because short-term rates moved higher while long-term rates declined, there was an unusual "inversion" in the yield curve. Instead of sloping upward--with yields increasing along with the maturity of Treasury securities--the curve sloped down. The 6.01% yield of 30-year Treasuries on May 31 was 70 basis points below the 6.71% yield on 3-year Treasury notes.
     Corporate and municipal bonds did not perform as well as Treasury securities, and the yield curve for these sectors remained positive--yields of long-term bonds remained higher than those of short-term securities. The Lehman Aggregate Bond Index, a proxy for the overall taxable bond market, returned 1.4%, as a price decline of 2% offset most of the 3.4% income provided by bonds during the half-year.


INTERNATIONAL STOCK MARKETS
A stronger U.S. dollar and weak Asian markets made the half-year a lackluster one for U.S. investors in foreign stocks. Improving economic growth in most of the world helped a number of markets in Europe, Asia, and Latin America to produce good gains in their local currencies. However, the U.S. dollar increased in value versus most currencies, significantly reducing the returns received by dollar-based investors. (Conversely, when the dollar falls in value, returns from abroad are enhanced for U.S. investors.)
     The overall return in dollars from developed foreign markets was a scant 0.7%, as measured by the Morgan Stanley Capital International Europe, Australasia, Far East (EAFE) Index. However, in local currencies, the EAFE Index return for the six months was a very respectable 7.8%.
     In Europe, where stocks benefited from a continuance of corporate acquisitions, an average 12.8% gain in local-currency terms was reduced to 4.7% for U.S. investors because of the dollar's strength. Stocks in the Pacific region, which is dominated by Japan, returned -7.0% in dollars, as a -2.0% return in local-currency terms was further diminished by the dollar's gains. The Select Emerging Markets Free Index returned -2.8% in U.S. dollars.

REPORT FROM THE ADVISER

The economy continued its robust expansion during the six months ended May 31, 2000, the first half of the fiscal year for Vanguard New Jersey Tax-Exempt Funds. The unemployment rate fell as low as 3.9% and the economy grew at an annual rate of more than 5% during the half-year.
     A fear of inflation roiled the markets, as investors focused on rising short-term rates. On three occasions the Federal Reserve Board increased the federal funds rate to slow economic growth. In turn, this led to a noticeable increase in stock market volatility. Throughout the tumult, the tax-exempt bond market remained relatively calm. A typical long-term, high-quality municipal bond started the period with a 5.87% yield and ended it with a barely changed yield of 5.91%. Importantly, the transition from 1999 to 2000 went smoothly, without negative effects for either the issuers of municipal bonds or the financial markets.
     Although other markets were volatile during the half-year, tax-exempt bonds were a solid, if unglamorous, investment, and your funds continued to dutifully turn out consistent tax-exempt dividends. Often the municipal securities market lacks the dramatic allure of the stock market. However, tax-exempt securities are a reliable workhorse for the total return of an investor's portfolio.
     The Tax-Exempt Money Market Fund earned a tax-free return of 1.7% during the half-year, while the Insured Long-Term Tax-Exempt Fund provided a 1.0% return. Each fund outpaced the average return for its peer group of funds.

LOW DEMAND, LOW SUPPLY
During the half-year, few new investors entered the municipal bond market. Indeed, most tax-exempt funds experienced net outflows of cash, as investors redeemed shares to finance other purchases or to pay federal taxes. During this time, the low demand for municipal bonds improved their value relative to taxable bonds. As of May 31, a highly rated, long-term state general obligation bond provided 98% of the income of a similar U.S. Treasury security, even though interest paid on the municipal bond is generally exempt from federal income tax, while interest on Treasuries is not. Investors in the top (39.6%) federal income tax bracket, therefore, received 2.3 percentage points in additional yield, after taxes, from high-quality, long-term muni bonds than from similar Treasuries. Such attractive relative yields have rarely endured.
     The supply of newly issued tax-exempt bonds so far in 2000 is a staggering 30% lower than last year. The stronger economy has boosted the finances of local governments, so fewer issuers need to tap the credit markets. The drop in new municipal bond issuance has supported prices for existing tax-exempt securities, especially in states with relatively high taxes. However, the effects of reduced supply have largely been offset by tepid demand for municipal bonds. At some point, we can expect that muni bond prices will rise in relation to those of taxable bonds and that the spread between yields of municipals and taxable bonds will widen.


================================================================================
INVESTMENT PHILOSOPHY
The adviser believes that each fund, while operating within stated maturity and stringent quality targets, can achieve a high level of current income that is exempt from federal and New Jersey income taxes by investing in insured and high-quality uninsured securities issued by New Jersey state, county, and municipal governments.
================================================================================

MATURITY SPREADS NARROW, CREDIT SPREADS WIDEN
For municipal bonds, as for other fixed income investments, the spread in yields between issues with short- and long-term maturities has narrowed. In the tax-exempt market, the gap in yields between a 1-year bond and a 30-year bond is only 1.4 percentage points, down from about 2.0 percentage points. In the Treasury bond market, short-term yields are currently higher than yields for long-term bonds. This is unusual, because investors typically require higher yields to lend money for longer periods. The anomaly reflects the Federal Reserve Board's raising of short-term rates and the fall in supply of long-term Treasury bonds. Even if the Fed keeps raising interest rates, we expect yields for tax-exempt bonds to maintain their usual upward-sloping curve, with yields rising as maturities increase.
     During the half-year, the spread between yields of high-quality municipal bonds and yields of lower-quality bonds widened. This meant that lower-quality bond prices lagged those of high-quality bonds and that investors were demanding higher yields to take on higher credit risk. During the period, the extra income paid by bonds with the lowest investment-grade rating (Baa/BBB) versus those with the highest quality (AAA) increased from 0.50 to 0.75 percentage point. This reversed the trend of recent years, when credit spreads narrowed to historical lows as investors stretched for incrementally higher returns by buying lower-quality bonds.
     The trend toward wider credit-quality spreads began with bonds used to finance hospitals and other health care facilities. Most health care providers have credit ratings in the middle or lower tiers of investment-grade ratings. Rising cost pressures and reductions in expense reimbursement from health insurers have taken a toll. Investors are cautious and have demanded higher yields to hold bonds from these issuers, a trend that has spilled over into all lower-quality sectors. As you have come to expect, Vanguard has maintained a steady commitment to higher-quality issues. We have sought to provide superior income by keeping expenses low, so that more of the funds' gross income flows to you, rather than by taking on increased credit risk. The market's recent focus on credit quality has helped our performance relative to peer funds.

THE TAX-EXEMPT MONEY MARKET FUND
The yield on the 1-year U.S. Treasury bill rose 49 basis points to finish the period at 6.17%. This rise was a direct result of the earlier-mentioned rate hikes by the Fed. Yields on 1-year tax-exempt money market instruments rose 72 basis points during the six months. The benchmark 1-year MIG-1 tax-exempt note closed the period with a yield of 4.59%. Short-term municipal securities became more attractive relative to Treasuries: The ratio of yields of 1-year MIG-1 notes to those of 1-year Treasuries increased during the six months from 68.1% to 74.4%. Contributing to the rise in yields for short-term municipals was a surge in redemptions from tax-exempt money market funds during tax season, as shareholders wrote checks to pay their federal tax liabilities.

Ian A. MacKinnon, Managing Director
Christopher M. Ryon, Principal
Pamela Wisehaupt Tynan, Principal
Christopher W. Alwine, Principal
Kathryn Allen, Principal
Vanguard Fixed Income Group

June 13, 2000

FUND PROFILE
NEW JERSEY TAX-EXEMPT MONEY MARKET FUND

This Profile provides a snapshot of the fund's characteristics as of May 31, 2000. Key elements of this Profile are defined on page 9.

                                        DISTRIBUTION BY CREDIT QUALITY
FINANCIAL ATTRIBUTES                    (% OF PORTFOLIO)
-----------------------------           -----------------------------------
Yield                    3.9%           MIG-1/SP-1+                   71.9%
Average Maturity      47 days           A-1/P-1                       25.6
Average Quality         MIG-1           AAA/AA                         2.5
Expense Ratio          0.18%*           A                              0.0
                                        -----------------------------------
                                        Total                        100.0%
*Annualized.

AVERAGE COUPON. The average interest rate paid on the securities held by a fund. It is expressed as a percentage of face value.

AVERAGE DURATION. An estimate of how much a bond fund's share price will fluctuate in response to a change in interest rates. To see how the price could shift, multiply the fund's duration by the change in rates. If interest rates rise by one percentage point, the share price of a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the fund's share price would rise by 5%.

AVERAGE MATURITY. The average length of time until bonds held by a fund reach maturity (or are called) and are repaid. In general, the longer the average maturity, the more a fund's share price will fluctuate in response to changes in market interest rates.

AVERAGE QUALITY. An indicator of credit risk, this figure is the average of the ratings assigned to a fund's securities holdings by credit-rating agencies. The agencies make their judgment after appraising an issuer's ability to meet its obligations. Quality is graded on a scale, with Aaa or AAA indicating the most creditworthy bond issuers and A-1 or MIG-1 indicating the most creditworthy issuers of money market securities.

BETA. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of the overall market (or appropriate market index). The market (or index) is assigned a beta of 1.00, so a fund with a beta of 1.20 would have seen its share price rise or fall by 12% when the overall market rose or fell by 10%.

CASH RESERVES. The percentage of a fund's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing securities. This figure does not include cash invested in futures contracts to simulate bond investment.

DISTRIBUTION BY CREDIT QUALITY. This breakdown of a fund's securities by credit rating can help in gauging the risk that returns could be affected by defaults or other credit problems.

DISTRIBUTION BY MATURITY. An indicator of interest rate risk. In general, the higher the concentration of longer-maturity issues, the more a fund's share price will fluctuate in response to changes in interest rates.

EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

INVESTMENT FOCUS. This grid indicates the focus of a fund in terms of two attributes: average maturity (short, medium, or long) and average credit quality (high, medium, or low).

NUMBER OF ISSUES. An indicator of diversification. The more separate issues a fund holds, the less susceptible it is to a price decline stemming from the problems of a particular issue.

R-SQUARED. A measure of how much of a fund's past returns can be explained by the returns from the overall market (or its benchmark index). If a fund's total return were precisely synchronized with the overall market's return, its R-squared would be 1.00. If a fund's returns bore no relationship to the market's returns, its R-squared would be 0.

YIELD. A snapshot of a fund's interest income. The yield, expressed as a percentage of the fund's net asset value, is based on income earned over the past 30 days (7 days for money market funds) and is annualized, or projected forward for the coming year.

YIELD TO MATURITY. The rate of return an investor would receive if the securities held by a fund were held to their maturity dates.

FUND PROFILE
NEW JERSEY INSURED LONG-TERM TAX-EXEMPT FUND

This Profile provides a snapshot of the fund's characteristics as of May 31, 2000, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on page 9.


FINANCIAL ATTRIBUTES
---------------------------------------------------
                     NEW JERSEY INSURED      LEHMAN
                              LONG-TERM      INDEX*
---------------------------------------------------
Number of Issues                    234      38,998
Yield                              5.5%          --
Yield to Maturity                  5.5%          --
Average Coupon                     5.2%        5.5%
Average Maturity             12.5 years  13.4 years
Average Quality                     AAA         AA+
Average Duration              8.1 years   7.5 years
Expense Ratio                   0.18%**          --
Cash Reserves                      0.8%          --

*Lehman Municipal Bond Index.
**Annualized.

INVESTMENT FOCUS
---------------------------------------------------
AVERAGE MATURITY                               LONG
CREDIT QUALITY                                 HIGH



VOLATILITY MEASURES
---------------------------------------------------
                     NEW JERSEY INSURED      LEHMAN
                              LONG-TERM      INDEX*
---------------------------------------------------
R-Squared                          0.98        1.00
Beta                               1.09        1.00

*Lehman Municipal Bond Index.


DISTRIBUTION BY CREDIT QUALITY
(% OF PORTFOLIO)
---------------------------------------------------
AAA                                           95.5%
AA                                             4.5
A                                              0.0
BBB                                            0.0
BB                                             0.0
B                                              0.0
---------------------------------------------------
Total                                        100.0%


DISTRIBUTION BY MATURITY
(% OF PORTFOLIO)
---------------------------------------------------
Under 1 Year                                   6.2%
1-5 Years                                     12.7
5-10 Years                                    19.1
10-20 Years                                   43.3
20-30 Years                                   18.7
Over 30 Years                                  0.0
---------------------------------------------------
Total                                        100.0%

PERFORMANCE SUMMARIES

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the funds. An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the fund. Note that income returns can fluctuate, as can the share price of the New Jersey Insured Long-Term Tax-Exempt Fund. An investor's shares in this fund, when redeemed, could be worth more or less than their original cost.

NEW JERSEY TAX-EXEMPT MONEY MARKET FUND
TOTAL INVESTMENT RETURNS: FEBRUARY 3, 1988-MAY 31, 2000
--------------------------------------------------------------------------------
                                NEW JERSEY TAX-EXEMPT      AVERAGE
                                 MONEY MARKET FUND           FUND*
FISCAL                    CAPITAL     INCOME      TOTAL     TOTAL
YEAR                       RETURN     RETURN     RETURN    RETURN
--------------------------------------------------------------------------------
1988                         0.0%       4.2%       4.2%      4.3%
1989                         0.0        6.3        6.3       6.4
1990                         0.0        5.8        5.8       5.8
1991                         0.0        4.5        4.5       4.5
1992                         0.0        3.0        3.0       2.8
1993                         0.0        2.3        2.3       2.0
1994                         0.0        2.5        2.5       2.2
1995                         0.0%       3.6%       3.6%      3.3%
1996                         0.0        3.2        3.2       2.9
1997                         0.0        3.3        3.3       3.0
1998                         0.0        3.2        3.2       2.8
1999                         0.0        2.9        2.9       2.5
2000**                       0.0        1.7        1.7       1.6
--------------------------------------------------------------------------------
SEC 7-Day Annualized Yield (5/31/2000): 3.88%
--------------------------------------------------------------------------------
*Average New Jersey Tax-Exempt Money Market Fund; derived from data provided by Lipper Inc.
**Six months ended May 31, 2000.
See Financial Highlights table on page 23 for dividend information for the past five years.


NEW JERSEY INSURED LONG-TERM TAX-EXEMPT FUND
TOTAL INVESTMENT RETURNS: FEBRUARY 3, 1988-MAY 31, 2000
--------------------------------------------------------------------------------
                                NEW JERSEY INSURED
                             LONG-TERM TAX-EXEMPT FUND     LEHMAN*
FISCAL                    CAPITAL     INCOME      TOTAL     TOTAL
YEAR                       RETURN     RETURN     RETURN    RETURN
--------------------------------------------------------------------------------
1988                         0.1%       5.9%       6.0%      5.3%
1989                         4.4        7.4       11.8      11.0
1990                         0.7        7.0        7.7       7.7
1991                         2.3        6.7        9.0      10.3
1992                         4.1        6.4       10.5      10.0
1993                         6.6        5.9       12.5      11.1
1994                       -11.2        5.1       -6.1      -5.2
1995                        13.3%       6.4%      19.7%     18.9%
1996                        -0.7        5.4        4.7       5.9
1997                         1.0        5.4        6.4       7.2
1998                         2.3        5.3        7.6       7.8
1999                        -6.2        4.9       -1.3      -1.1
2000**                      -1.7        2.7        1.0       1.0
--------------------------------------------------------------------------------
*Lehman Municipal Bond Index.
**Six months ended May 31, 2000.
See Financial Highlights table on page 24 for dividend and capital gains information for the past five years.



AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED MARCH 31, 2000*
--------------------------------------------------------------------------------
                               INCEPTION                       10 YEARS
                                                               --------
                                    DATE  1 YEAR  5 YEARS  CAPITAL INCOME  TOTAL
--------------------------------------------------------------------------------
New Jersey Tax-Exempt
    Money Market Fund           2/3/1988   3.06%    3.22%    0.00%  3.35%  3.35%
New Jersey Insured Long-Term
    Tax-Exempt Fund             2/3/1988  -0.12     5.55     1.30   5.81   7.11
--------------------------------------------------------------------------------
*SEC rules require that we provide this average annual total return information through the latest calendar quarter.

FINANCIAL STATEMENTS
MAY 31, 2000 (UNAUDITED)

STATEMENT OF NET ASSETS
This Statement provides a detailed list of each fund's municipal bond holdings, including each security's market value on the last day of the reporting period and information on credit enhancements (insurance or letters of credit). Securities are grouped and subtotaled according to their insured or noninsured status. Other assets are added to, and liabilities are subtracted from, the value of Total Municipal Bonds to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.
     At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund's net assets on both a dollar and per-share basis. Undistributed Net Investment Income is usually zero because the fund distributes its net income to shareholders as a dividend each day. Any realized gains must be distributed annually, so the bulk of net assets consists of Paid in Capital (money invested by shareholders). The balance shown for Accumulated Net Realized Gains usually approximates the amount available to distribute to shareholders as taxable capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.


-----------------------------------------------------------------------------------------------------------------------------
                                                                                                          FACE         MARKET
                                                                                  MATURITY              AMOUNT         VALUE*
NEW JERSEY TAX-EXEMPT MONEY MARKET FUND                          COUPON               DATE               (000)          (000)
-----------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS (99.0%)
-----------------------------------------------------------------------------------------------------------------------------
Avalon NJ BAN                                                     5.50%          5/25/2001               8,150          8,194
Bernards Township NJ BAN                                          4.00%           9/7/2000               4,560          4,565
Burlington County NJ BAN                                          4.25%          11/3/2000               8,930          8,946
Burlington County NJ BAN                                          4.65%           3/9/2001               4,545          4,563
Cherry Hill Township NJ BAN                                       4.25%         10/12/2000              26,186         26,247
Cherry Hill Township NJ TAN                                      5.125%          7/15/2000               1,110          1,112
Essex County NJ Improvement Auth. Pooled Govt. Loan VRDO          3.65%           6/7/2000 LOC          40,700         40,700
Essex County NJ Improvement Auth. VRDO
(County Asset Sale Project)                                       3.85%           6/7/2000 (2)          10,350         10,350
Fair Lawn NJ BAN                                                  4.50%         12/15/2000               8,564          8,589
Freehold NJ Regional High School GO                               5.00%           3/1/2001               2,640          2,657
Freehold NJ Regional High School GO TOB VRDO                      4.15%           9/1/2000 (3) +         9,690          9,690
Gloucester County NJ PCR VRDO (Mobil Oil Refining Corp. Project)  3.65%           6/7/2000              20,200         20,200
Mendham NJ Board of Educ. BAN                                     4.25%          7/18/2000               6,791          6,793
Mercer County NJ BAN                                              4.30%         12/14/2000              41,953         42,058
Middlesex County NJ TAN                                           4.60%          2/22/2001              19,000         19,076
Middlesex County NJ Util. Auth. Sewer Rev.                        6.50%          3/15/2001 (3)(Prere.)   6,300          6,538
Monmouth County NJ Improvement Auth. Rev. VRDO
(Pooled Govt. Loan Program)                                       3.90%           6/7/2000 LOC          37,765         37,765
Montgomery Township NJ BAN                                        4.75%           2/7/2001               4,405          4,423
Moorestown Township NJ BAN                                        5.50%           6/1/2001               4,000          4,030
Morris County NJ General Improvement GO                           4.50%          8/15/2000               2,000          2,003
Morris County NJ GO BAN                                           4.25%          9/22/2000              41,419         41,506
New Jersey Building Auth. Rev. TOB VRDO                           4.26%           6/8/2000 (1) +        10,000         10,000
New Jersey Econ. Dev. Auth. CP
(Chambers Cogeneration Limited Partnership Project)               3.80%          7/10/2000 LOC           7,800          7,800
New Jersey Econ. Dev. Auth. CP
(Chambers Cogeneration Limited Partnership Project)               4.15%          7/10/2000 LOC          13,500         13,500
New Jersey Econ. Dev. Auth. CP
(Chambers Cogeneration Limited Partnership Project)               4.45%          7/12/2000 LOC           3,200          3,200

-----------------------------------------------------------------------------------------------------------------------------
                                                                                                          FACE         MARKET
                                                                                  MATURITY              AMOUNT         VALUE*
                                                                 COUPON               DATE               (000)          (000)
-----------------------------------------------------------------------------------------------------------------------------
New Jersey Econ. Dev. Auth. CP
(Chambers Cogeneration Limited Partnership Project)               4.50%          9/11/2000 LOC          11,200         11,200
New Jersey Econ. Dev. Auth. CP
(Chambers Cogeneration Limited Partnership Project)               4.55%           9/7/2000 LOC          11,000         11,000
New Jersey Econ. Dev. Auth. Fac. Rev. CP (Logan Project)          4.45%          7/12/2000 LOC           4,100          4,100
New Jersey Econ. Dev. Auth. Fac. Rev. CP (Logan Project)          4.55%           9/7/2000 LOC          25,900         25,900
New Jersey Econ. Dev. Auth. Fac. Rev. CP (Logan Project)          5.45%          6/12/2000 LOC           4,100          4,100
New Jersey Econ. Dev. Auth. Natural Gas Fac. Rev. VRDO
(New Jersey Natural Gas Project)                                  4.05%           6/7/2000 (2)           8,100          8,100
New Jersey Econ. Dev. Auth. Natural Gas Fac. Rev. VRDO
(New Jersey Natural Gas Project)                                  4.50%           6/2/2000 (2) LOC       3,400          3,400
New Jersey Econ. Dev. Auth. Natural Gas Fac. Rev. VRDO (NUI Corp.)4.25%           6/2/2000 (2)          34,500         34,500
New Jersey Econ. Dev. Auth. PCR VRDO (Exxon Project)              3.75%           6/2/2000              12,000         12,000
New Jersey Econ. Dev. Auth. PCR VRDO
(Public Service Electric & Gas Co.)                               3.65%           6/7/2000 (1)          21,420         21,420
New Jersey Econ. Dev. Auth. Rev. TOB VRDO
(New Jersey Transit Corp. Light Rail Transit System Project)      4.15%           6/8/2000 (4) +         7,465          7,465
New Jersey Econ. Dev. Auth. Rev. VRDO (Lawrence School Project)   4.00%           6/2/2000              24,100         24,100
New Jersey Econ. Dev. Auth. Rev. VRDO
(United States Golf Association)                                  4.20%           6/8/2000 LOC           2,400          2,400
New Jersey Econ. Dev. Auth. Water Fac. TOB VRDO
(New Jersey American Water Co. Project)                           4.23%           6/8/2000 (3) +         4,850          4,850
New Jersey Econ. Dev. Auth. Water Fac. VRDO
(Elizabethtown Water Co. Project)                                 3.90%           6/7/2000 (2)           8,600          8,600
New Jersey Econ. Dev. Auth. Water Fac. VRDO
(Elizabethtown Water Co. Project)                                 4.00%           6/7/2000 (2)          22,500         22,500
New Jersey Econ. Dev. Auth. Water Fac. VRDO (United Water Co.)    4.50%           6/2/2000 (2)             200            200
New Jersey Educ. Fac. Auth. Rev. (Higher Educ. Technology)        4.25%           9/1/2000               3,000          3,006
New Jersey Educ. Fac. Auth. Rev. VRDO (College of New Jersey)     4.10%           6/8/2000 (2)          29,500         29,500
New Jersey Health Care Fac. Finance Auth. Rev.
(Kimball Medical Center)                                          8.00%           7/1/2000 (Prere.)      4,000          4,091
New Jersey Health Care Fac. Finance Auth. Rev.
(Meridian Health System)                                          4.00%           7/1/2000 (4)           3,010          3,011
New Jersey Health Care Fac. Finance Auth. Rev.
(St. Elizabeth Hosp.)                                             8.25%           7/1/2000 (Prere.)      9,710          9,938
New Jersey Health Care Fac. Finance Auth. Rev. VRDO
(Holy Name Hosp.)                                                 4.05%           6/8/2000 LOC           8,200          8,200
New Jersey Health Care Fac. Finance Auth. Rev. VRDO
(Hosp. Capital Asset Pooled Program)                              4.05%           6/8/2000 LOC          65,100         65,100
New Jersey Health Care Fac. Finance Auth. Rev. VRDO
(Princeton Medical Center)                                        4.05%           6/8/2000 LOC           5,000          5,000
New Jersey Sports & Exposition Auth. Rev. VRDO                    4.25%           6/8/2000 (1)          35,135         35,135
New Jersey TRAN CP                                                4.00%           6/6/2000              10,000         10,000
New Jersey TRAN CP                                                4.15%          6/15/2000               5,000          5,000
New Jersey TRAN CP                                                4.45%          6/15/2000              20,000         20,000
New Jersey Transp. Corp. COP TOB VRDO                             4.18%           6/8/2000 +             4,995          4,995
New Jersey Transp. Trust Fund Auth. Rev.                          4.25%          6/15/2000              20,800         20,808
New Jersey Transp. Trust Fund Auth. Rev.                          4.50%          6/15/2000 (ETM)         8,500          8,504
New Jersey Transp. Trust Fund Auth. Rev.                          5.00%          6/15/2000              19,115         19,128
New Jersey Transp. Trust Fund Auth. Rev.                          6.00%          6/15/2000               5,000          5,005
New Jersey Transp. Trust Fund Auth. Rev. TOB VRDO                 4.15%           6/8/2000 (1) +        14,515         14,515
New Jersey Transp. Trust Fund Auth. Rev. TOB VRDO                 4.15%           6/8/2000 (4) +        19,200         19,200
New Jersey Transp. Trust Fund Auth. Rev. TOB VRDO                 4.18%           6/8/2000 +            14,495         14,495
New Jersey Turnpike Auth. Rev. TOB VRDO                           4.15%           6/8/2000 (1) +        29,340         29,340
New Jersey Turnpike Auth. Rev. TOB VRDO                           4.20%           6/8/2000 (1) +         4,995          4,995
New Jersey Turnpike Auth. Rev. VRDO                               3.80%           6/7/2000 (3) LOC     151,650        151,650
Nutley NJ BAN                                                     4.00%          7/28/2000               4,840          4,844
Ocean City NJ BAN                                                 4.35%          8/25/2000               8,000          8,005
Parsippany-Troy Hills Township NJ BAN                             4.35%          12/8/2000               7,000          7,018
Pequannock Township NJ BAN                                        4.35%          11/3/2000               6,170          6,183
Port Auth. of New York & New Jersey CP                            3.90%          6/13/2000              15,300         15,300
Port Auth. of New York & New Jersey CP                            3.95%           6/8/2000              12,300         12,300

-----------------------------------------------------------------------------------------------------------------------------
                                                                                                          FACE         MARKET
                                                                                  MATURITY              AMOUNT         VALUE*
NEW JERSEY TAX-EXEMPT MONEY MARKET FUND                          COUPON               DATE               (000)          (000)
-----------------------------------------------------------------------------------------------------------------------------
Port Auth. of New York & New Jersey CP                            4.15%          6/13/2000               6,000          6,000
Port Auth. of New York & New Jersey CP                            4.37%          7/11/2000               6,065          6,065
Port Auth. of New York & New Jersey CP                            4.70%          7/13/2000              11,140         11,140
Port Auth. of New York & New Jersey CP                            5.40%           6/8/2000               8,960          8,960
Port Auth. of New York & New Jersey CP                            5.60%          6/13/2000               9,220          9,220
Princeton Township NJ BAN                                         4.25%         12/15/2000               5,700          5,712
Princeton Univ. NJ CP                                             4.15%           6/9/2000              11,800         11,800
Princeton Univ. NJ CP                                             4.30%          7/19/2000              20,500         20,500
Princeton Univ. NJ CP                                             4.40%          7/12/2000              14,600         14,600
Princeton Univ. NJ CP                                             4.45%          7/18/2000               4,000          4,000
Rockaway Township NJ BAN                                          4.00%          7/27/2000               8,385          8,392
Saddle Brook Township NJ BAN                                      4.75%           2/8/2001               3,454          3,467
Salem County NJ Finance Auth. PCR CP (PECO Project)               5.45%          6/12/2000 LOC          19,000         19,000
Salem County NJ Finance Auth. PCR VRDO
(Atlantic City Electric Co.)                                      3.90%           6/7/2000 (1)           5,900          5,900
Salem County NJ Finance Auth. PCR VRDO
(Public Service Electric & Gas)                                   4.20%           6/7/2000 (1)           6,500          6,500
Scotch Plains Township NJ BAN                                     3.75%           6/9/2000               4,841          4,841
Somerset County NJ Industrial Pollution Control Finance Auth.
PCR VRDO (American Cyanamid Co. Project)                          3.80%           6/7/2000              11,700         11,700
Union County NJ PCR VRDO (Exxon Project)                          3.50%           6/2/2000              16,200         16,200
Union County NJ PCR VRDO (Exxon Project)                          4.00%           6/2/2000              24,000         24,000
Vineland NJ BAN                                                   5.50%          1/19/2001              18,500         18,574
West Orange NJ BAN                                                4.00%          6/22/2000               5,163          5,165
OUTSIDE NEW JERSEY:
Puerto Rico Govt. Dev. Bank VRDO                                  3.40%           6/7/2000 (1)          21,585         21,585
Puerto Rico Highway & Transp. Auth. TOB VRDO                      3.90%           6/8/2000 (1) +         7,740          7,740
Puerto Rico Highway & Transp. Auth. TOB VRDO                      3.90%           6/8/2000 (4) +         5.305          5,305
Puerto Rico Highway & Transp. Auth. VRDO                          3.50%           6/7/2000 (2)           3,300          3,300
Puerto Rico Industrial Medical & Environmental Fac. Fin. Auth.
PCR PUT (Abbott Laboratories Project)                             4.00%           3/1/2001 +             8,750          8,750
Puerto Rico Infrastructure Finance Auth. Special Tax Rev.TOB VRDO 3.90%           6/8/2000 (2) +         6,515          6,515
Puerto Rico TRAN                                                  4.50%          7/30/2000              10,000         10,012
-----------------------------------------------------------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS
         (COST $1,379,549)                                                                                          1,379,549
-----------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (1.0%)
-----------------------------------------------------------------------------------------------------------------------------
Other Assets--Note B                                                                                                   22,624
Liabilities                                                                                                            (8,970)
                                                                                                                      -------
                                                                                                                       13,654
-----------------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
Applicable to 1,393,198,366 outstanding $.001 par value shares of beneficial interest
  (unlimited authorization)                                                                                        $1,393,203
=============================================================================================================================

NET ASSET VALUE PER SHARE $1.00
=============================================================================================================================
*See Note A in Notes to Financial Statements.
+Securities  exempt from  registration  under Rule 144A of the Securities Act of
1933. These may be sold in transactions  exempt from  registration,  normally to qualified  institutional  buyers. At May 31, 2000, the value of these securities was $147,855,000, representing 10.6% of net assets.
For key to abbreviations and other references, see page 20.

--------------------------------------------------------------------------------
AT MAY 31, 2000, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
                                                           AMOUNT            PER
                                                            (000)          SHARE
--------------------------------------------------------------------------------
Paid in Capital                                        $1,393,214          $1.00
Undistributed Net Investment Income                            --             --
Accumulated Net Realized Losses                               (11)            --
Unrealized Appreciation                                        --             --
--------------------------------------------------------------------------------
NET ASSETS                                             $1,393,203          $1.00
================================================================================

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                                                                                                          FACE         MARKET
                                                                                  MATURITY              AMOUNT         VALUE*
NEW JERSEY LONG-TERM TAX-EXEMPT FUND                             COUPON               DATE               (000)          (000)
-----------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS (99.2%)
-----------------------------------------------------------------------------------------------------------------------------
ISSUER INSURED (85.5%)
Atlantic City NJ Board of Educ. GO                                6.00%          12/1/2012 (4)           4,600          4,806
Atlantic City NJ Board of Educ. GO                                6.10%          12/1/2015 (4)           2,000          2,095
Atlantic County NJ COP                                            6.00%           3/1/2014 (3)           3,685          3,814
Atlantic County NJ COP                                            6.00%           3/1/2015 (3)           1,480          1,527
Atlantic County NJ COP                                            7.40%           3/1/2010 (3)           1,755          2,009
Atlantic County NJ COP                                            7.40%           3/1/2011 (3)           4,025          4,626
Atlantic County NJ Util. Auth. Sewer Rev.                         5.85%          1/15/2015 (2)           3,000          3,017
Bergen County NJ Util. Auth. Water PCR                            5.50%          6/15/2002 (3)(Prere.)   5,000          5,053
Camden County NJ Muni. Util. Auth. Sewer Rev.                     0.00%           9/1/2004 (3)           8,345          6,690
Camden County NJ Muni. Util. Auth. Sewer Rev.                     0.00%           9/1/2005 (3)          18,545         14,077
Camden County NJ Muni. Util. Auth. Sewer Rev.                     0.00%           9/1/2006 (3)          18,545         13,309
Cape May County NJ Muni. Util. Auth. Rev.                         5.75%           1/1/2016 (1)          14,675         14,659
Cape May County NJ PCR (Atlantic City Electric)                   6.80%           3/1/2021 (1)          15,400         17,159
Cherry Hill Township NJ School Dist.                              4.70%          2/15/2012 (4)           2,000          1,829
Cherry Hill Township NJ School Dist.                              4.70%          2/15/2013 (4)           2,125          1,923
Delaware River Port Auth. Pennsylvania & New Jersey Rev.          5.40%           1/1/2013 (3)           6,750          6,605
Delaware River Port Auth. Pennsylvania & New Jersey Rev.          5.50%           1/1/2026 (3)          31,385         29,461
Delaware River Port Auth. Pennsylvania & New Jersey Rev.
(Port Dist. Project)                                             5.625%           1/1/2026 (4)           5,000          4,807
Delaware River Port Auth. Pennsylvania & New Jersey Rev.
(Port Dist. Project)                                              5.75%           1/1/2022 (4)          10,000          9,818
Elizabeth City NJ GO                                              6.60%           8/1/2001 (1)(Prere.)   8,525          8,863
Elizabeth City NJ GO                                              6.60%           8/1/2006 (1)             225            234
Essex County NJ Improvement Auth. Lease Rev.                      5.50%          12/1/2008 (2)           2,560          2,589
Essex County NJ Improvement Auth. Lease Rev.                      5.50%          12/1/2013 (2)           5,150          5,111
Essex County NJ Improvement Auth. Lease Rev.                      5.75%          10/1/2014 (3)           3,390          3,411
Essex County NJ Improvement Auth. Lease Rev.                      5.75%          10/1/2015 (3)           5,090          5,101
Essex County NJ Util. Auth. Solid Waste Rev.                      0.00%           4/1/2010 (4)           1,000            576
Essex County NJ Util. Auth. Solid Waste Rev.                     4.875%           4/1/2018 (4)           4,000          3,495
Essex County NJ Util. Auth. Solid Waste Rev.                      5.00%           4/1/2022 (4)           3,500          3,042
Essex County NJ Util. Auth. Solid Waste Rev.                      5.60%           4/1/2006 (4)           2,200          2,279
Evesham NJ Muni. Util. Auth. Rev.                                 7.00%           7/1/2010 (1)           1,700          1,703
Evesham NJ Muni. Util. Auth. Rev.                                 7.00%           7/1/2015 (1)             450            451
Gloucester Township NJ GO                                         5.75%          7/15/2010 (2)           2,880          2,964
Gloucester Township NJ Muni. Util. Auth. Rev.                     5.65%           3/1/2018 (2)           2,755          2,721
Hamilton Township NJ Muni. Util. Auth. Rev.                       6.00%          8/15/2002 (3)(Prere.)   1,000          1,040
Higher Educ. Assistance Auth. of New Jersey Student Loan Rev.     6.00%           6/1/2013 (1) +         3,000          3,024
Higher Educ. Assistance Auth. of New Jersey Student Loan Rev.     6.00%           6/1/2015 (1) +         5,575          5,588
Higher Educ. Assistance Auth. of New Jersey Student Loan Rev.     6.10%           6/1/2016 (1) +         3,000          3,020
Hoboken-Union City-Weehawken NJ Sewer Auth. Rev.                  0.00%           8/1/2003 (1)           3,800          3,227
Hoboken-Union City-Weehawken NJ Sewer Auth. Rev.                  0.00%           8/1/2004 (1)           3,750          3,018
Hoboken-Union City-Weehawken NJ Sewer Auth. Rev.                  0.00%           8/1/2005 (1)           3,805          2,900
Hoboken-Union City-Weehawken NJ Sewer Auth. Rev.                  0.00%           8/1/2006 (1)           2,000          1,441
Hoboken-Union City-Weehawken NJ Sewer Auth. Rev.                  6.25%           8/1/2013 (1) ++        9,590         10,247
Hudson County NJ Correctional Fac. COP                            6.50%          12/1/2011 (1)           9,000          9,313
Hudson County NJ GO                                               6.55%           7/1/2007 (3)           1,300          1,394
Hudson County NJ GO                                               6.55%           7/1/2009 (3)             635            687
Irvington Township NJ GO                                          0.00%           8/1/2007 (1)           1,000            680
Irvington Township NJ GO                                          0.00%           8/1/2009 (1)           2,580          1,559
Irvington Township NJ GO                                          0.00%           8/1/2010 (1)           2,080          1,184
Lenape NJ Regional High School Dist. GO                           5.00%           4/1/2011 (3)           2,625          2,527
Lenape NJ Regional High School Dist. GO                           5.00%           4/1/2019 (3)           3,000          2,673
Lenape NJ Regional High School Dist. GO                           5.00%           4/1/2021 (3)           2,500          2,199
Lenape NJ Regional High School Dist. GO                           5.00%           4/1/2022 (3)           4,000          3,503
Lenape NJ Regional High School Dist. GO                           5.00%           4/1/2023 (3)           4,000          3,492
Middlesex County NJ COP
(Civil Square III Redevelopment Associates)                      5.125%          6/15/2016 (1)           3,805          3,509

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
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                                                                                                          FACE         MARKET
                                                                                  MATURITY              AMOUNT         VALUE*
NEW JERSEY LONG-TERM TAX-EXEMPT FUND                             COUPON               DATE               (000)          (000)
-----------------------------------------------------------------------------------------------------------------------------
Middlesex County NJ Import Auth. Util. Systems Rev.
(Perth Amboy Project)                                             0.00%           9/1/2015 (2)           2,000            818
Middlesex County NJ Import Auth. Util. Systems Rev.
(Perth Amboy Project)                                             0.00%           9/1/2016 (2)           3,000          1,148
Middlesex County NJ Import Auth. Util. Systems Rev.
(Perth Amboy Project)                                             0.00%           9/1/2018 (2)           4,550          1,522
Middlesex County NJ Util. Auth. Sewer Rev.                       5.125%          12/1/2016 (3)           4,550          4,190
Middlesex County NJ Util. Auth. Sewer Rev.                        5.25%          3/15/2010 (2)           1,740          1,718
Middlesex County NJ Util. Auth. Sewer Rev.                       5.375%          9/15/2015 (2)           3,775          3,632
Monmouth County NJ Improvement Auth. Rev.
(Howell Township Board of Educ.)                                  5.80%          7/15/2017 (2)           1,180          1,179
Mount Laurel Township NJ Muni. Util. Auth. Util. System Rev.      6.00%           7/1/2015 (1)           4,250          4,317
New Brunswick NJ Housing & Urban Dev. Rev.                        5.75%           7/1/2002 (1)(Prere.)  13,200         13,634
New Brunswick NJ Housing & Urban Dev. Rev.                        5.75%           7/1/2024 (1)             440            431
New Brunswick NJ Housing & Urban Dev. Rev.                        6.00%           7/1/2012 (1)             195            198
New Jersey Econ. Dev. Auth. Lease Rev.
(Bergen County Administration Complex)                            5.50%         11/15/2012 (1)           4,375          4,332
New Jersey Econ. Dev. Auth. Lease Rev.
(Bergen County Administration Complex)                           5.625%         11/15/2014 (1)           4,870          4,820
New Jersey Econ. Dev. Auth. Lease Rev.
(Bergen County Administration Complex)                            5.75%         11/15/2016 (1)           5,440          5,394
New Jersey Econ. Dev. Auth. Lease Rev.
(Bergen County Administration Complex)                            5.75%         11/15/2018 (1)           6,080          5,965
New Jersey Econ. Dev. Auth. Market Transition Fac. Rev.           5.80%           7/1/2007 (1)           1,000          1,028
New Jersey Econ. Dev. Auth. Market Transition Fac. Rev.           5.80%           7/1/2009 (1)           7,250          7,410
New Jersey Econ. Dev. Auth. Market Transition Fac. Rev.          5.875%           7/1/2011 (1)          23,175         23,630
New Jersey Econ. Dev. Auth. Natural Gas Fac. Rev. VRDO
(New Jersey Natural Gas Project)                                  4.05%           6/7/2000 (2)           7,800          7,800
New Jersey Econ. Dev. Auth. Natural Gas Fac. Rev. VRDO
(New Jersey Natural Gas Project)                                  4.50%           6/2/2000 (2) LOC       1,300          1,300
New Jersey Econ. Dev. Auth. Rev. (Hillcrest Health Service)       0.00%           1/1/2012 (2)           2,500          1,292
New Jersey Econ. Dev. Auth. Rev. (Hillcrest Health Service)       0.00%           1/1/2013 (2)           3,000          1,454
New Jersey Econ. Dev. Auth. Rev.
(New Jersey Transit Corp. Light Rail Transit System Project)     5.875%           5/1/2015 (4)           3,465          3,512
New Jersey Econ. Dev. Auth. Rev. (St. Barnabas Project)           0.00%           7/1/2008 (1)           2,305          1,471
New Jersey Econ. Dev. Auth. Rev. (St. Barnabas Project)           0.00%           7/1/2011 (1)           4,650          2,465
New Jersey Econ. Dev. Auth. Rev. (St. Barnabas Project)           0.00%           7/1/2012 (1)           4,550          2,259
New Jersey Econ. Dev. Auth. Rev. (St. Barnabas Project)           0.00%           7/1/2013 (1)           4,500          2,092
New Jersey Econ. Dev. Auth. Rev. (St. Barnabas Project)           0.00%           7/1/2014 (1)           4,210          1,856
New Jersey Econ. Dev. Auth. Water Fac. VRDO
(Elizabethtown Water Co. Project)                                 3.90%           6/7/2000 (2)             800            800
New Jersey Educ. Fac. Auth. Rev. (Drew Univ.)                     5.00%           7/1/2017 (1)           2,500          2,250
New Jersey Educ. Fac. Auth. Rev. (Higher Educ. Technology)       5.875%           9/1/2007 (2)           5,890          6,109
New Jersey Educ. Fac. Auth. Rev. (Higher Educ. Technology)       5.875%           9/1/2008 (2)           6,165          6,395
New Jersey Educ. Fac. Auth. Rev. (Kean College)                   6.60%           7/1/2001 (1)(Prere.)   3,700          3,843
New Jersey Educ. Fac. Auth. Rev.
(New Jersey Institute of Technology)                              6.00%           7/1/2024 (1)           1,500          1,503
New Jersey Educ. Fac. Auth. Rev. (Ramapo College)                5.625%           7/1/2019 (1)           2,105          2,051
New Jersey Educ. Fac. Auth. Rev. (Rider College)                  6.20%           7/1/2017 (2)           4,000          4,066
New Jersey Educ. Fac. Auth. Rev. (Seton Hall Univ.)               5.25%           7/1/2010 (2)           1,500          1,486
New Jersey Educ. Fac. Auth. Rev. (Seton Hall Univ.)               5.25%           7/1/2012 (2)           1,275          1,242
New Jersey Educ. Fac. Auth. Rev. (Seton Hall Univ.)               5.60%           7/1/2016 (1)           1,000            981
New Jersey Educ. Fac. Auth. Rev. (Seton Hall Univ.)              5.625%           7/1/2019 (1)           3,625          3,512
New Jersey Educ. Fac. Auth. Rev. (Trenton State College)          6.00%           7/1/2012 (2)           3,005          3,058
New Jersey Health Care Fac. Finance Auth. Rev.
(Burdette Tomlin Memorial Hosp.)                                  6.50%           7/1/2001 (3)(Prere.)   1,285          1,333
New Jersey Health Care Fac. Finance Auth. Rev.
(Burdette Tomlin Memorial Hosp.)                                  6.50%           7/1/2012 (3)             215            222
New Jersey Health Care Fac. Finance Auth. Rev.
(Community Medical Center/Kimball Medical Center/
Kensington Manor Care Center)                                     5.00%           7/1/2010 (4)           4,695          4,511

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                                                                                                          FACE         MARKET
                                                                                  MATURITY              AMOUNT         VALUE*
                                                                 COUPON               DATE               (000)          (000)
-----------------------------------------------------------------------------------------------------------------------------
New Jersey Health Care Fac. Finance Auth. Rev.
(Community Medical Center/Kimball Medical Center/
Kensington Manor Care Center)                                     5.25%           7/1/2009 (4)           5,500          5,422
New Jersey Health Care Fac. Finance Auth. Rev.
(Community Medical Center/Kimball Medical Center/
Kensington Manor Care Center)                                     5.25%           7/1/2012 (4)           1,500          1,445
New Jersey Health Care Fac. Finance Auth. Rev.
(Community Medical Center/Kimball Medical Center/
Kensington Manor Care Center)                                     7.00%           7/1/2020 (1)           2,850          2,912
New Jersey Health Care Fac. Finance Auth. Rev.
(Hackensack Univ. Medical Center)                                 5.00%           1/1/2028 (1)          21,860         18,515
New Jersey Health Care Fac. Finance Auth. Rev.
(Hackensack Univ. Medical Center)                                5.375%           1/1/2013 (1)           2,355          2,285
New Jersey Health Care Fac. Finance Auth. Rev.
(Hackensack Univ. Medical Center)                                5.375%           1/1/2014 (1)           2,965          2,856
New Jersey Health Care Fac. Finance Auth. Rev. (Holy Name Hosp.)  5.25%           7/1/2020 (2)           4,100          3,717
New Jersey Health Care Fac. Finance Auth. Rev.
(Jersey Shore Medical Center)                                     6.20%           7/1/2004 (2)(Prere.)   3,540          3,727
New Jersey Health Care Fac. Finance Auth. Rev.
(Jersey Shore Medical Center)                                     6.20%           7/1/2013 (2)           1,345          1,385
New Jersey Health Care Fac. Finance Auth. Rev.
(Jersey Shore Medical Center)                                     6.20%           7/1/2014 (2)           1,320          1,360
New Jersey Health Care Fac. Finance Auth. Rev.
(Jersey Shore Medical Center)                                     6.25%           7/1/2004 (2)(Prere.)   1,140          1,202
New Jersey Health Care Fac. Finance Auth. Rev.
(Jersey Shore Medical Center)                                     6.25%           7/1/2016 (2)             860            888
New Jersey Health Care Fac. Finance Auth. Rev.
(Memorial Health Alliance)                                        6.25%           7/1/2000 (3)(Prere.)   8,000          8,011
New Jersey Health Care Fac. Finance Auth. Rev.
(Mercer Medical Center)                                           6.50%           7/1/2010 (1)           6,000          6,175
New Jersey Health Care Fac. Finance Auth. Rev.
(Meridian Health System Obligated Group)                          5.25%           7/1/2029 (4)          13,450         11,852
New Jersey Health Care Fac. Finance Auth. Rev.
(Meridian Health System Obligated Group)                         5.625%           7/1/2013 (4)           7,355          7,304
New Jersey Health Care Fac. Finance Auth. Rev.
(Mountainside Hosp.)                                              5.35%           7/1/2007 (1)           3,215          3,219
New Jersey Health Care Fac. Finance Auth. Rev.
(Muhlenburg Medical Center)                                       8.00%           7/1/2018 (2)             750            752
New Jersey Health Care Fac. Finance Auth. Rev.
(Newark Beth Israel Medical Center)                               6.00%           7/1/2004 (4)           8,500          8,888
New Jersey Health Care Fac. Finance Auth. Rev.
(Riverside Medical Center)                                        6.25%           7/1/2010 (2)           2,935          3,127
New Jersey Health Care Fac. Finance Auth. Rev.
(Society of the Valley Hosp.)                                    6.625%           7/1/2010 (1)           2,750          2,793
New Jersey Health Care Fac. Finance Auth. Rev.
(St. Barnabas Health Care)                                        0.00%           7/1/2021(1)            3,000            818
New Jersey Health Care Fac. Finance Auth. Rev.
(St. Barnabas Health Care)                                        4.75%           7/1/2028(1)           14,000         11,275
New Jersey Health Care Fac. Finance Auth. Rev.
(St. Barnabas Health Care)                                        5.00%           7/1/2024(1)            5,500          4,704
New Jersey Health Care Fac. Finance Auth. Rev.
(St. Barnabas Health Care)                                        5.25%           7/1/2013(1)            3,000          2,863
New Jersey Health Care Fac. Finance Auth. Rev.
(St. Barnabas Health Care)                                        5.25%           7/1/2016(1)            5,550          5,167
New Jersey Health Care Fac. Finance Auth. Rev.
(St. Clares Riverside Medical Center)                             5.75%           7/1/2014 (1)           8,500          8,491
New Jersey Health Care Fac. Finance Auth. Rev. (Virtua Health)    5.25%           7/1/2014 (4)          20,000         18,913
New Jersey Higher Educ. Assistance Auth. Student Loan Rev.        4.95%           6/1/2010 (2)           6,325          5,944
New Jersey Higher Educ. Assistance Auth. Student Loan Rev.        5.05%           6/1/2011 (2)           5,100          4,799
New Jersey Higher Educ. Assistance Auth. Student Loan Rev.        5.05%           6/1/2012 (1)           1,500          1,415
New Jersey Higher Educ. Assistance Auth. Student Loan Rev.        5.10%           6/1/2013 (1)           2,255          2,113

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
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                                                                                                          FACE         MARKET
                                                                                  MATURITY              AMOUNT         VALUE*
NEW JERSEY LONG-TERM TAX-EXEMPT FUND                             COUPON               DATE               (000)          (000)
-----------------------------------------------------------------------------------------------------------------------------
New Jersey Higher Educ. Assistance Auth. Student Loan Rev.       5.125%           6/1/2014 (1)           1,300          1,207
New Jersey Higher Educ. Assistance Auth. Student Loan Rev.        5.15%           6/1/2012 (2)           5,250          4,933
New Jersey Higher Educ. Assistance Auth. Student Loan Rev.        5.20%           6/1/2013 (2)           8,240          7,695
New Jersey Higher Educ. Assistance Auth. Student Loan Rev.        5.25%           6/1/2018 (1)             705            645
New Jersey Highway Auth. Rev. (Garden State Parkway)              5.60%           1/1/2017 (3)           7,535          7,391
New Jersey Housing & Mortgage Finance Agency Rev. (Home Buyer)    5.40%          10/1/2020 (1)           2,320          2,262
New Jersey Sports & Exposition Auth. Rev.                         5.50%           3/1/2017 (1)           5,755          5,619
New Jersey Sports & Exposition Auth. Rev. VRDO                    4.25%           6/8/2000 (1)           5,900          5,900
New Jersey Transp. Trust Fund Auth. Rev.                          5.50%          6/15/2013 (1)           3,000          2,970
New Jersey Transp. Trust Fund Auth. Rev.                          6.00%          6/15/2011 (1)          31,280         32,202
New Jersey Transp. Trust Fund Auth. Rev.                          6.00%          6/15/2019 (1)           5,000          5,045
New Jersey Turnpike Auth. Rev.                                   5.375%           1/1/2020 (1)           5,000          4,697
New Jersey Turnpike Auth. Rev.                                    5.75%           1/1/2016 (1)           1,000          1,001
New Jersey Turnpike Auth. Rev.                                    6.50%           1/1/2013 (1)          20,000         21,684
New Jersey Water Supply Auth. Delaware &
Raritan Water System Rev.                                        5.375%          11/1/2010 (1)           2,230          2,206
New Jersey Water Supply Auth. Delaware &
Raritan Water System Rev.                                        5.375%          11/1/2011 (1)           2,345          2,305
New Jersey Water Supply Auth. Delaware &
Raritan Water System Rev.                                        5.375%          11/1/2013 (1)           2,600          2,514
Newark NJ GO                                                      5.50%          10/1/2008 (2)           1,660          1,681
North Bergen Township NJ GO                                       8.00%          8/15/2006 (4)           1,885          2,162
North Brunswick Township NJ Board of Educ. GO                     5.50%           2/1/2008 (3)           1,915          1,940
North Hudson NJ Sewer Auth. Rev.                                 5.125%           8/1/2008 (3)           2,000          1,974
North Hudson NJ Sewer Auth. Rev.                                 5.125%           8/1/2022 (3)           4,000          3,569
North Hudson NJ Sewer Auth. Rev.                                  5.25%           8/1/2016 (3)          14,360         13,466
North Jersey Water Dist. Rev. (Wanaque South Project)             6.00%           7/1/2012 (1)          10,125         10,346
Ocean County NJ Util. Auth. Waste Water Rev.                      5.00%           1/1/2014 (3)           2,000          1,849
Ocean County NJ Util. Auth. Waste Water Rev.                      6.60%           1/1/2018 (3)           4,000          4,070
Ocean County NJ Util. Auth. Waste Water Rev.                      6.60%           1/1/2018 (3)(ETM)      2,500          2,714
Old Bridge Township NJ Muni. Util. Auth. Rev.                     6.25%          11/1/2016 (3)           1,400          1,448
Old Bridge Township NJ Muni. Util. Auth. Rev.                     6.40%          11/1/2009 (3)           3,000          3,139
Passaic Valley NJ Sewer Comm. Rev.                                5.75%          12/1/2008 (2)           4,450          4,527
Passaic Valley NJ Sewer Comm. Rev.                                5.75%          12/1/2013 (2)           4,000          4,027
Plainfield NJ Board of Educ. GO                                   5.00%           8/1/2020 (4)           4,620          4,083
Plainfield NJ GO                                                  6.25%          7/15/2007 (2)           6,930          7,168
Port Auth. of New York & New Jersey Rev.                         5.125%         11/15/2012 (3)           2,500          2,373
Port Auth. of New York & New Jersey Rev.                         5.125%         11/15/2013 (3)           5,735          5,382
Port Auth. of New York & New Jersey Rev.                         5.125%         11/15/2014 (3)           6,025          5,586
Port Auth. of New York & New Jersey Rev.                          5.20%          7/15/2021 (2)           4,500          4,059
Port Auth. of New York & New Jersey Rev.                         5.875%          9/15/2015 (3)          10,000         10,035
Rutgers State Univ. NJ Rev.                                       5.00%           5/1/2023 (3)           3,000          2,619
Rutgers State Univ. NJ Rev.                                      5.125%           5/1/2020 (3)           3,835          3,460
Salem County NJ Finance Auth. PCR VRDO
  (Atlantic City Electric Co.)                                    4.00%           6/7/2000 (1)           3,000          3,000
South Brunswick Township NJ Board of Educ. GO                     5.25%           8/1/2020 (3)           3,535          3,254
South Brunswick Township NJ Board of Educ. GO                     5.25%           8/1/2022 (3)           4,630          4,228
South Brunswick Township NJ Board of Educ. GO                     5.50%           8/1/2024 (3)           2,500          2,372
South Brunswick Township NJ Board of Educ. GO                     6.40%           8/1/2005 (3)(Prere.)   2,205          2,330
South Jersey Transp. Auth. NJ Transp. System Rev.                 5.00%          11/1/2029 (2)          13,850         11,862
South Jersey Transp. Auth. NJ Transp. System Rev.                 5.25%          11/1/2013 (2)           4,000          3,858
South Jersey Transp. Auth. NJ Transp. System Rev.                 5.25%          11/1/2014 (2)           4,375          4,183
South Jersey Transp. Auth. NJ Transp. System Rev.                 5.90%          11/1/2006 (1)           1,470          1,514
South Jersey Transp. Auth. NJ Transp. System Rev.                 5.90%          11/1/2007 (1)           1,090          1,120
South Jersey Transp. Auth. NJ Transp. System Rev.                 6.00%          11/1/2002 (1)(Prere.)   3,005          3,126
South Jersey Transp. Auth. NJ Transp. System Rev.                 6.00%          11/1/2012 (1)           2,245          2,287
Stafford NJ Muni. Util. Auth. Water & Sewer Rev.                  5.50%           6/1/2011 (3)           3,100          3,113
Sussex County NJ Muni. Util. Auth. Solid Waste Rev.               5.75%          12/1/2009 (1)          19,820         20,117
Sussex County NJ Muni. Util. Auth. Waste Water Rev.               5.25%          12/1/2008 (1)             850            847
Union County NJ Improvement Auth. Rev. (Plainfield Board of Educ.)5.80%           8/1/2007 (3)           4,000          4,162
Union County NJ Util. Auth. Ogden Martin Rev.                     5.25%           6/1/2006 (2)           5,375          5,356

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                                                                                                          FACE         MARKET
                                                                                  MATURITY              AMOUNT         VALUE*
                                                                 COUPON               DATE               (000)          (000)
-----------------------------------------------------------------------------------------------------------------------------
Union County NJ Util. Auth. Ogden Martin Rev.                    5.375%           6/1/2011 (2)           8,375          8,195
Union County NJ Util. Auth. Ogden Martin Rev.                    5.375%           6/1/2012 (2)           8,995          8,728
Union County NJ Util. Auth. Ogden Martin Rev.                    5.375%           6/1/2013 (2)           9,445          9,090
Vernon Township NJ School Dist.                                   5.25%          12/1/2014 (3)           1,200          1,147
Vernon Township NJ School Dist.                                   5.30%          12/1/2015 (3)           1,200          1,147
Vernon Township NJ School Dist.                                  5.375%          12/1/2016 (3)           1,200          1,152
Vernon Township NJ School Dist.                                  5.375%          12/1/2017 (3)           1,200          1,143
Vernon Township NJ School Dist.                                  5.375%          12/1/2018 (3)           1,200          1,135
West Orange NJ Board of Educ. COP                                5.625%          10/1/2019 (1)           2,500          2,435
West Orange NJ Board of Educ. COP                                5.625%          10/1/2029 (1)           2,000          1,913
West Orange NJ Board of Educ. COP                                6.00%           10/1/2024 (1)           1,000          1,005
OUTSIDE NEW JERSEY:
Guam Govt. Ltd. Obligation Infrastructure Improvement Rev.       5.125%          11/1/2011 (2)           3,400          3,299
Puerto Rico Electric Power Auth. Power Rev.                       5.25%           7/1/2017 (1)           3,200          3,017
Puerto Rico GO                                                    5.00%           7/1/2018 (1)          11,500         10,346
Puerto Rico GO                                                    5.00%           7/1/2024 (1)           2,910          2,538
Puerto Rico Govt. Dev. Bank VRDO                                  3.40%           6/7/2000 (1)           3,400          3,400
Puerto Rico Highway & Transp. Auth. VRDO                          3.50%           6/7/2000 (2)             100            100
Puerto Rico Infrastructure Finance Auth. Special Tax Rev.         5.00%           7/1/2021 (2)           8,000          7,058
Puerto Rico Infrastrusture Finance Auth. Special Tax Rev.         5.00%           7/1/2028 (2)          12,600         10,891
Puerto Rico Muni. Finance Agency                                  5.50%           8/1/2019 (4)           2,000          1,929
Puerto Rico Public Building Auth. Rev.                            0.00%           7/1/2002 (3)           4,000          3,611
                                                                                                                      -------
                                                                                                                      946,576
                                                                                                                      -------
SECONDARY MARKET INSURED (8.4%)
Atlantic County NJ Util. Auth. Sewer Rev.                        6.875%           1/1/2012 (2)(ETM)      3,000          3,224
New Jersey Building Auth. Rev.                                    5.00%          6/15/2012 (4)          10,000          9,496
New Jersey Highway Auth. Rev. (Garden State Parkway)              6.00%           1/1/2002 (2)(Prere)      470            478
New Jersey Highway Auth. Rev. (Garden State Parkway)              6.00%           1/1/2016 (2)           4,530          4,550
New Jersey Highway Auth. Rev. (Garden State Parkway)              6.20%           1/1/2010 (2)          20,000         21,184
New Jersey Sports & Exposition Auth. Rev.                         6.50%           3/1/2013 (1)          10,000         10,827
New Jersey Turnpike Auth. Rev.                                    6.50%           1/1/2016 (1)          23,270         25,244
Port Auth. of New York & New Jersey Rev.                         5.375%          7/15/2022 (3)          15,000         13,876
Univ. of Medicine & Dentistry New Jersey Rev.                     6.50%          12/1/2012 (1)           4,000          4,373
                                                                                                                      -------
                                                                                                                       93,252
                                                                                                                      -------
NONINSURED (5.3%)
Burlington County NJ Bridge Comm. Rev.                            5.30%          10/1/2013               9,500          9,222
Cherry Hill Township NJ GO                                        6.30%           6/1/2002 (Prere.)      2,635          2,748
Cherry Hill Township NJ GO                                        6.30%           6/1/2012               1,110          1,145
Mercer County NJ Improvement Auth. Library System Rev.            6.00%          12/1/2003 (Prere.)      1,000          1,046
Mercer County NJ Improvement Auth. Solid Waste Rev.              5.375%          9/15/2012              11,120         10,947
Mercer County NJ Improvement Auth. Special Services
School Dist. Rev.                                                 5.75%         12/15/2008               1,165          1,201
Mercer County NJ Improvement Auth. Special Services
School Dist. Rev.                                                 5.95%         12/15/2012               4,895          5,092
Monmouth County NJ Improvement Auth. Rev. (Correctional Fac.)     6.40%           8/1/2001 (Prere.)      1,850          1,920
New Jersey Econ. Dev. Auth. Rev. VRDO (Hoffman-La Roche Project)  4.45%           6/2/2000 LOC           7,700          7,700
New Jersey Econ. Dev. Auth. Rev. VRDO (Russell Berrie)           3.875%           6/7/2000 LOC           2,250          2,250
New Jersey Transp. Trust Fund Auth. Rev.                          5.75%          6/15/2020               5,000          4,976
Ocean County NJ Util. Auth. Waste Water Rev.                      6.30%           1/1/2005 (Prere.)      2,215          2,332
Ocean County NJ Util. Auth. Waste Water Rev.                      6.35%           1/1/2005 (Prere.)      4,875          5,143
Rutgers State Univ. New Jersey GO                                 6.40%           5/1/2013               3,000          3,227
                                                                                                                       ------
                                                                                                                       58,949
                                                                                                                       ------
-----------------------------------------------------------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS
         (Cost $1,112,359)                                                                                          1,098,777
-----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                         MARKET
                                                                         VALUE*
NEW JERSEY INSURED LONG-TERM TAX-EXEMPT FUND                              (000)
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (0.8%)
Other Assets--Note B                                                   $ 23,344
Liabilities                                                             (14,289)
                                                                        --------
                                                                          9,055
                                                                        --------
--------------------------------------------------------------------------------
NET ASSETS (100%)
--------------------------------------------------------------------------------
Applicable to 100,697,211 outstanding $.001 par value shares of
        beneficial interest (unlimited authorization)                $1,107,832
================================================================================

NET ASSET VALUE PER SHARE                                                $11.00
================================================================================
*See Note A in Notes to Financial Statements.
+Security purchased on a when-issued or delayed delivery basis for which the fund has not taken delivery as of May 31, 2000.
++Securities with a value of $2,244,000 have been segregated as initial margin for open futures contracts. For key to abbreviations and other references, see below.

--------------------------------------------------------------------------------
AT MAY 31, 2000, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
                                                            AMOUNT          PER
                                                             (000)        SHARE
--------------------------------------------------------------------------------
Paid in Capital                                         $1,122,811       $11.15
Undistributed Net Investment Income                             --           --
Overdistributed Net Realized Gains                         (1,468)         (.01)
Unrealized Appreciation (Depreciation)--Note F
         Investment Securities                            (13,582)         (.14)
         Futures Contracts                                      71           --
--------------------------------------------------------------------------------
NET ASSETS                                              $1,107,832       $11.00
================================================================================

KEY TO ABBREVIATIONS

BAN--Bond Anticipation Note.
COP--Certificate of Participation.
CP--Commercial Paper.
GO--General Obligation Bond.
PCR--Pollution Control Revenue Bond.
PUT--Put Option Obligation.
TAN--Tax Anticipation Note.
TRAN--Tax Revenue Anticipation Note.
TOB--Tender Option Bond.
VRDO--Variable Rate Demand Obligation.
(ETM)--Escrowed to Maturity.
(Prere.)--Prerefunded.


Scheduled principal and interest payments are guaranteed by:
(1) MBIA (Municipal Bond Insurance Association).
(2) AMBAC (Ambac Assurance Corporation).
(3) FGIC (Financial Guaranty Insurance Company).
(4) FSA (Financial Security Assurance).
The insurance does not guarantee the market value of the municipal bonds.

LOC--Scheduled principal and interest payments are guaranteed by bank letter of credit.

STATEMENT OF OPERATIONS
This Statement shows interest earned by each fund during the reporting period, and details the operating expenses charged to the fund. These expenses directly reduce the amount of investment income available to pay to shareholders as tax-exempt income dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) on investments during the period. If a fund invested in futures contracts during the period, the results of these investments are shown separately.

--------------------------------------------------------------------------------
                                                                     NEW JERSEY
                                                    NEW JERSEY          INSURED
                                                    TAX-EXEMPT        LONG-TERM
                                                  MONEY MARKET       TAX-EXEMPT
                                                          FUND             FUND
                                                  ------------------------------
                                                  SIX MONTHS ENDED MAY 31, 2000
                                                  ------------------------------
                                                          (000)            (000)
--------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
   Interest                                            $24,016          $31,376
                                                  ------------------------------
     Total Income                                       24,016           31,376
                                                  ------------------------------
EXPENSES
   The Vanguard Group--Note B
     Investment Advisory Services                           76               67
     Management and Administrative                         963              816
     Marketing and Distribution                            131               85
   Custodian Fees                                            8                6
   Auditing Fees                                             4                4
   Shareholders' Reports                                     7                8
   Trustees' Fees and Expenses                               1                1
                                                  ------------------------------
     Total Expenses                                      1,190              987
     Expenses Paid Indirectly--Note C                       (8)             (18)
                                                  ------------------------------
     Net Expenses                                        1,182              969
--------------------------------------------------------------------------------
NET INVESTMENT INCOME                                   22,834           30,407
--------------------------------------------------------------------------------
REALIZED NET GAIN
   Investment Securities Sold                                4            1,158
   Futures Contracts                                        --              200
--------------------------------------------------------------------------------
REALIZED NET GAIN                                            4            1,358
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
     Investment Securities                                  --          (21,132)
     Futures Contracts                                      --               71
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)            --          (21,061)
--------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS   $22,838          $10,704
================================================================================

STATEMENT OF CHANGES IN NET ASSETS
This Statement shows how each fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. Because the fund distributes its income to shareholders each day, the amounts of Distributions--Net Investment Income generally equal the net income earned as shown under the Operations section. The amounts of Distributions--Realized Capital Gain may not match the capital gains shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.

----------------------------------------------------------------------------------------------------------
                                                          NEW JERSEY                     NEW JERSEY
                                                          TAX-EXEMPT                 INSURED LONG-TERM
                                                      MONEY MARKET FUND               TAX-EXEMPT FUND
                                                  SIX MONTHS           YEAR      SIX MONTHS           YEAR
                                                       ENDED          ENDED           ENDED          ENDED
                                                MAY 31, 2000  NOV. 30, 1999    MAY 31, 2000  NOV. 30, 1999
                                                       (000)          (000)           (000)          (000)
----------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
 Net Investment Income                             $  22,834      $  34,553       $  30,407      $  58,789
 Realized Net Gain                                         4             15           1,358            192
 Change in Unrealized Appreciation (Depreciation)         --            --          (21,061)       (75,240)
                                                 ---------------------------------------------------------
       Net Increase (Decrease) in Net Assets
          Resulting from Operations                   22,838         34,568          10,704        (16,259)
                                                 ---------------------------------------------------------
DISTRIBUTIONS
 Net Investment Income                               (22,834)       (34,553)        (30,407)       (58,789)
 Realized Capital Gain                                    --             --              --         (4,837)
                                                 ---------------------------------------------------------
      Total Distributions                           (22,834)       (34,553)        (30,407)       (63,626)
                                                 ---------------------------------------------------------
CAPITAL SHARE TRANSACTIONS1
      Issued                                         807,982      1,136,944         135,356        306,834
      Issued in Lieu of Cash Distributions            21,851         32,995          22,476         48,412
      Redeemed                                      (699,656)    (1,086,203)       (185,189)      (232,335)
                                                 ---------------------------------------------------------
      Net Increase (Decrease) from
          Capital Share Transactions                 130,177         83,736         (27,357)       122,911
----------------------------------------------------------------------------------------------------------
 Total Increase (Decrease)                           130,181         83,751         (47,060)        43,026
----------------------------------------------------------------------------------------------------------
NET ASSETS
 Beginning of Period                               1,263,022      1,179,271       1,154,892      1,111,866
 End of Period                                    $1,393,203     $1,263,022      $1,107,832     $1,154,892
==========================================================================================================
1Shares Issued (Redeemed)
 Issued                                              807,982      1,136,944          12,209         26,241
 Issued in Lieu of Cash Distributions                 21,851         32,995           2,029          4,163
 Redeemed                                           (699,656)    (1,086,203)        (16,709)       (20,010)
      Net Increase (Decrease) in
          Shares Outstanding                         130,177         83,736          (2,471)        10,394
==========================================================================================================

FINANCIAL HIGHLIGHTS
This table summarizes each fund's investment results and distributions to shareholders on a per-share basis. It also presents the fund's Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year. Money market funds are not required to report a Portfolio Turnover Rate.

--------------------------------------------------------------------------------------------------------------------------
                                                                                NEW JERSEY TAX-EXEMPT MONEY MARKET FUND
FOR A SHARE OUTSTANDING                                 SIX MONTHS ENDED                 YEAR ENDED NOVEMBER 30,
THROUGHOUT EACH PERIOD                                      MAY 31, 2000         1999     1998     1997     1996     1995
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                               $1.00        $1.00    $1.00    $1.00    $1.00    $1.00
--------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
   Net Investment Income                                            .017         .028     .031     .033     .032     .035
   Net Realized and Unrealized Gain (Loss)
      on Investments                                                  --           --       --       --       --       --
      Total from Investment Operations                              .017         .028     .031     .033     .032     .035
                                                        ------------------------------------------------------------------
DISTRIBUTIONS
   Dividends from Net Investment Income                            (.017)       (.028)   (.031)   (.033)   (.032)   (.035)
   Distributions from Realized Capital Gains                          --           --       --       --       --       --
                                                        ------------------------------------------------------------------
   Total Distributions                                             (.017)       (.028)   (.031)   (.033)   (.032)   (.035)
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                     $1.00        $1.00    $1.00    $1.00    $1.00    $1.00
==========================================================================================================================

TOTAL RETURN                                                        1.75%        2.86%    3.18%    3.32%    3.22%    3.60%
==========================================================================================================================
RATIOS/SUPPLEMENTAL DATA
   Net Assets, End of Period (Millions)                           $1,393       $1,263   $1,179   $1,016     $918     $859
   Ratio of Total Expenses to
      Average Net Assets                                            0.18%*       0.20%    0.20%    0.20%    0.20%    0.21%
   Ratio of Net Investment Income to
      Average Net Assets                                            3.46%*       2.82%    3.12%    3.27%    3.17%    3.53%
==========================================================================================================================

*Annualized.

--------------------------------------------------------------------------------------------------------------------------
                                                                             NEW JERSEY INSURED LONG-TERM TAX-EXEMPT FUND
                                                                                        YEAR ENDED NOVEMBER 30,
FOR A SHARE OUTSTANDING                                 SIX MONTHS ENDED     ---------------------------------------------
THROUGHOUT EACH PERIOD                                      MAY 31, 2000         1999     1998     1997     1996     1995
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                              $11.19       $11.98   $11.72   $11.64   $11.78    $10.40
--------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
   Net Investment Income                                            .302         .590     .599     .608     .616     .623
   Net Realized and Unrealized Gain (Loss)
      on Investments                                               (.190)       (.738)    .271     .112    (.082)   1.380
                                                        ------------------------------------------------------------------
      Total from Investment Operations                              .112        (.148)    .870     .720     .534    2.003
                                                        ------------------------------------------------------------------
DISTRIBUTIONS
   Dividends from Net Investment Income                            (.302)       (.590)   (.599)   (.608)   (.616)   (.623)
   Distributions from Realized Capital Gains                          --        (.052)   (.011)   (.032)   (.058)      --
                                                        ------------------------------------------------------------------
      Total Distributions                                          (.302)       (.642)   (.610)   (.640)   (.674)   (.623)
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                    $11.00       $11.19   $11.98   $11.72   $11.64   $11.78
==========================================================================================================================

TOTAL RETURN                                                        1.01%       -1.31%    7.59%    6.40%    4.75%   19.66%
==========================================================================================================================

RATIOS/SUPPLEMENTAL DATA
   Net Assets, End of Period (Millions)                           $1,108       $1,155   $1,112     $940     $849     $796
   Ratio of Total Expenses to
      Average Net Assets                                            0.18%*       0.19%    0.20%    0.18%    0.20%    0.21%
   Ratio of Net Investment Income to
      Average Net Assets                                            5.43%*       5.06%    5.04%    5.26%    5.35%    5.50%
   Portfolio Turnover Rate                                            13%*         11%      14%      13%      11%       7%
==========================================================================================================================

*Annualized.

NOTES TO FINANCIAL STATEMENTS
Vanguard New Jersey Tax-Exempt Funds comprise the New Jersey Tax-Exempt Money Market Fund and the New Jersey Insured Long-Term Tax-Exempt Fund, each of which is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. Each fund invests in debt instruments of municipal issuers whose ability to meet their obligations may be affected by economic and political developments in the state of New Jersey.

A. The following significant accounting policies conform to generally accepted accounting principles for mutual funds. The funds consistently follow such policies in preparing their financial statements.
     1. SECURITY VALUATION: Tax-Exempt Money Market Fund: Investment securities are valued at amortized cost, which approximates market value. Insured Long-Term Tax-Exempt Fund: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the board of trustees to represent fair value.
     2. FEDERAL INCOME TAXES: Each fund intends to continue to qualify as a regulated investment company and distribute all of its income. Accordingly, no provision for federal income taxes is required in the financial statements.
     3.  FUTURES  CONTRACTS:  The  Insured  Long-Term  Tax-Exempt  Fund  may use
Municipal  Bond Index,  U.S.  Treasury  Bond,  and U.S.  Treasury  Note  futures contracts, with the objectives of enhancing returns, managing interest rate risk, maintaining liquidity, diversifying credit risk, and minimizing transaction costs. The fund may purchase or sell futures contracts instead of bonds to take advantage of pricing differentials between the futures contracts and the underlying bonds. The fund may also seek to take advantage of price differences among bond market sectors by simultaneously buying futures (or bonds) of one market sector and selling futures (or bonds) of another sector. Futures contracts may also be used to simulate a fully invested position in the underlying bonds while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market.
     Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).
     4. DISTRIBUTIONS: Dividends from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.
     5. OTHER: Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Premiums and original issue discounts are amortized and accreted, respectively, to interest income over the lives of the respective securities.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to each fund under methods approved by the board of trustees. Each fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At May 31, 2000, the funds had contributed capital to Vanguard (included in Other Assets) of:

--------------------------------------------------------------------------------
                            CAPITAL CONTRIBUTION    PERCENTAGE    PERCENTAGE OF
                                TO VANGUARD           OF FUND      VANGUARD'S
NEW JERSEY TAX-EXEMPT FUND           (000)          NET ASSETS   CAPITALIZATION
--------------------------------------------------------------------------------
Money Market                         $261             0.02%           0.3%
Insured Long-Term                     217             0.02            0.2
--------------------------------------------------------------------------------


The funds' trustees and officers are also directors and officers of Vanguard.

C. The funds' investment adviser may direct new issue purchases, subject to obtaining the best price and execution, to underwriters who have agreed to rebate or credit to the funds part of the underwriting fees generated. Such rebates or credits are used solely to reduce the funds' management and administrative expenses. The funds' custodian bank has also agreed to reduce its fees when the funds maintain cash on deposit in their non-interest-bearing custody accounts. For the six months ended May 31, 2000, these arrangements reduced expenses by:

--------------------------------------------------------------------------------
                                                     EXPENSE REDUCTION
                                                           (000)
                                          --------------------------------------
                                          MANAGEMENT AND          CUSTODIAN
NEW JERSEY TAX-EXEMPT FUND                ADMINISTRATIVE            FEES
--------------------------------------------------------------------------------
Money Market                                  --                    $8
Insured Long-Term                            $12                     6
--------------------------------------------------------------------------------

D. During the six months ended May 31, 2000, the Insured Long-Term Tax-Exempt Fund purchased $72,143,000 of investment securities and sold $86,947,000 of investment securities, other than temporary cash investments.

E. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes due to differences in the timing of realization of gains. The Insured Long-Term Tax-Exempt Fund had realized losses totaling $2,044,000 through November 30, 1999, which are deferred for tax purposes and reduce the amount of unrealized appreciation on investment securities for tax purposes (see Note F). At November 30, 1999, the fund had available capital losses of $782,000 to offset future net capital gains through November 30, 2007.

F. At May 31, 2000, net unrealized depreciation of Insured Long-Term Tax-Exempt Fund investment securities for federal income tax purposes was $15,626,000, consisting of unrealized gains of $20,768,000 on securities that had risen in value since their purchase and $36,394 ,000 on securities that had fallen in value since their purchase (see Note E).

     At May 31, 2000, the aggregate  settlement value of open futures  contracts
expiring   in   September   2000  and  the   related   unrealized   appreciation
(depreciation) were:

--------------------------------------------------------------------------------
                                                               (000)
                                                    ----------------------------
                                                     AGGREGATE      UNREALIZED
NEW JERSEY TAX-EXEMPT FUND/        NUMBER OF LONG   SETTLEMENT     APPRECIATION
FUTURES CONTRACTS                 (SHORT) CONTRACTS    VALUE      (DEPRECIATION)
--------------------------------------------------------------------------------
Insured Long-Term/
         U.S. Treasury Bond             (45)         $ 4,303         $(107)
         U.S. Treasury Note             190           18,388           178
--------------------------------------------------------------------------------

THE VANGUARD(R)FAMILY OF FUNDS

STOCK FUNDS
---------------------------------------
500 Index Fund
Aggressive Growth Fund
Capital Opportunity Fund
Convertible Securities Fund
Emerging Markets Stock
  Index Fund
Energy Fund
Equity Income Fund
European Stock Index Fund
Explorer(TM) Fund
Extended Market Index Fund*
Global Equity Fund
Gold and Precious Metals Fund
Growth and Income Fund
Growth Index Fund*
Health Care Fund
Institutional Index Fund*
International Growth Fund
International  Value Fund
Mid-Cap Index Fund*
Morgan(TM) Growth Fund
Pacific  Stock  Index Fund
PRIMECAP Fund
REIT Index Fund
Selected Value Fund
Small-Cap Growth Index Fund*
Small-Cap Index Fund*
Small-Cap Value Index Fund*
Tax-Managed Capital Appreciation Fund*
Tax-Managed Growth and Income Fund*
Tax-Managed International Fund*
Tax-Managed Small-Cap Fund*
Total International Stock
  Index Fund
Total Stock Market Index Fund*
U.S. Growth Fund
Utilities Income Fund
Value Index Fund*
Windsor(TM) Fund
Windsor(TM) II Fund


BALANCED FUNDS
---------------------------------------
Asset Allocation Fund
Balanced Index Fund
Global Asset Allocation Fund
LifeStrategy(R) Conservative
  Growth Fund
LifeStrategy(R) Growth Fund
LifeStrategy(R) Income Fund
LifeStrategy(R) Moderate
  Growth Fund
STAR(TM) Fund
Tax-Managed Balanced Fund
Wellesley(R) Income Fund
Wellington(TM) Fund


BOND FUNDS
---------------------------------------
Admiral(TM) Intermediate-Term
  Treasury Fund
Admiral(TM)Long-Term Treasury Fund
Admiral(TM)Short-Term Treasury Fund
GNMA Fund
High-Yield Corporate Fund
High-Yield Tax-Exempt Fund
Insured Long-Term Tax-Exempt Fund
Intermediate-Term Bond Index Fund
Intermediate-Term Corporate Fund
Intermediate-Term Tax-Exempt Fund
Intermediate-Term Treasury Fund
Limited-Term Tax-Exempt Fund
Long-Term Bond Index Fund
Long-Term Corporate Fund
Long-Term Tax-Exempt Fund
Long-Term Treasury Fund
Preferred Stock Fund
Short-Term Bond Index Fund
Short-Term Corporate Fund*
Short-Term Federal Fund
Short-Term Tax-Exempt Fund
Short-Term Treasury Fund
State Tax-Exempt Bond Funds
  (California, Florida,
  Massachusetts, New Jersey,
  New York, Ohio, Pennsylvania)
Total Bond Market Index Fund*


MONEY MARKET FUNDS
---------------------------------------
Admiral(TM) Treasury Money
  Market Fund
Federal Money Market Fund
Prime Money Market Fund*
State Tax-Exempt Money Market Funds
  (California, New Jersey, New York
  Ohio, Pennsylvania)
Tax-Exempt Money Market Fund
Treasury Money Market Fund


VARIABLE  ANNUITY PLAN
---------------------------------------
Balanced  Portfolio
Diversified  Value Portfolio
Equity Income Portfolio
Equity  Index  Portfolio
 Growth  Portfolio
High-Grade Bond Portfolio
High Yield Bond Portfolio
International Portfolio
Mid-Cap Index Portfolio
Money Market Portfolio
REIT Index Portfolio
Short-Term Corporate Portfolio
Small Company Growth Portfolio

*Offers Institutional Shares.

For information about Vanguard funds and our variable annuity plan, including charges and expenses, obtain a prospectus from The Vanguard Group, P.O. Box 2600, Valley Forge, PA 19482-2600.
Read it carefully before you invest or send money.

--------------------------------------------------------------------------------
THE PEOPLE WHO GOVERN YOUR FUND

The Trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are part owner of the fund. Your fund Trustees also serve on the Board of Directors of The Vanguard Group, which is owned by the funds and exists solely to provide services to them on an at-cost basis.

   Seven of Vanguard's eight board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. They bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds.

   Among board members' responsibilities are selecting investment advisers for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new Trustees/Directors; and electing Vanguard officers.

         The  list  below  provides  a  brief   description  of  each  Trustee's
professional affiliations. Noted in parentheses is the year in which the Trustee joined the Vanguard Board.


TRUSTEES

JOHN J. BRENNAN (1987) Chairman of the Board, Chief Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and each of the investment companies in The Vanguard Group.

JOANN HEFFERNAN HEISEN (1998) Vice President, Chief Information Officer, and a member of the Executive Committee of Johnson & Johnson; Director of Johnson & JohnsonoMerck Consumer Pharmaceuticals Co., The Medical Center at Princeton, and Women's Research and Education Institute.

BURTON G. MALKIEL (1977) Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Prudential Insurance Co. of America, Banco Bilbao Gestinova, Baker Fentress & Co., The Jeffrey Co., and Select Sector SPDR Trust.

ALFRED M. RANKIN, JR. (1993) Chairman, President, Chief Executive Officer, and Director of NACCO Industries, Inc.; Director of The BFGoodrich Co.

JAMES O. WELCH, JR. (1971) Retired Chairman of Nabisco Brands, Inc.; retired Vice Chairman and Director of RJR Nabisco; Director of TECO Energy, Inc., and Kmart Corp.

J. LAWRENCE WILSON (1985) Retired Chairman of Rohm & Haas Co.; Director of AmeriSource Health Corporation, Cummins Engine Co., and The Mead Corp.; Trustee of Vanderbilt University.
--------------------------------------------------------------------------------


OTHER FUND OFFICERS

RAYMOND J.  KLAPINSKY    Secretary;   Managing  Director  and  Secretary  of The
Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

THOMAS J. HIGGINS Treasurer; Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies in The Vanguard Group.


VANGUARD MANAGING DIRECTORS

R. GREGORY BARTON  Legal Department.
ROBERT A. DISTEFANO  Information Technology.
JAMES H. GATELY  Individual Investor Group.
KATHLEEN C. GUBANICH  Human Resources.
IAN A. MACKINNON  Fixed Income Group.
F. WILLIAM MCNABB, III  Institutional Investor Group.
MICHAEL S. MILLER  Planning and Development.
RALPH K. PACKARD  Chief Financial Officer.
GEORGE U. SAUTER  Quantitative Equity Group.

[SHIP]
[THE VANGUARD GROUP LOGO]
Post Office Box 2600
Valley Forge, Pennsylvania 19482-2600


ABOUT OUR COVER
Our cover art, depicting HMS Vanguard at sea, is a reproduction of Leading the Way, a 1984 work created and copyrighted by noted naval artist Tom Freeman, of Forest Hill, Maryland.



WORLD WIDE WEB
www.vanguard.com

FUND INFORMATION
1-800-662-7447

INDIVIDUAL ACCOUNT SERVICES
1-800-662-2739

INSTITUTIONAL INVESTOR SERVICES
1-800-523-1036

This report is intended for the funds'
shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus.

Q142 072000

(C)2000 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing
Corporation, Distributor.